UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2010

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1130 Kifer Road

Sunnyvale, California 94086

(Address of principal executive offices) (Zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2010 Annual Meeting of Stockholders of TeleNav, Inc. (the “Company”) was held on December 7, 2010. The following proposals were submitted to a vote of the stockholders and were approved:

Proposal No. 1 — Election of Directors

The stockholders elected two individuals to serve as Class I directors on the Company’s Board of Directors as set forth below:

	Votes For	Votes Withheld

Samuel Chen	26,521,479	913,204
Hon Jane (Jason) Chiu	24,796,636	2,638,047

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accountants

The stockholders voted to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2011, as set forth below:

Votes for	28,537,279
Votes Against	3,440
Abstentions	206,452
Broker Non-Votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: December 10, 2010	By:	/S/ DOUGLAS MILLER
	Name:	Douglas Miller
	Title:	Chief Financial Officer and Treasurer